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                                                                   EXHIBIT 10.13


                             SUBORDINATION AGREEMENT


            THIS SUBORDINATION AGREEMENT is dated as of March 31, 1995 and made by PROSOURCE SERVICES CORPORATION, a Delaware corporation ("ProSource"), and ONEX CORPORATION, a corporation organized under the laws of Ontario, Canada ("Onex"), in favor of NATIONSBANK OF GEORGIA, N.A., as agent (the "Administrative Agent") under the Loan and Security Agreement dated as of March 31, 1995 (the "Loan Agreement"; capitalized terms used herein, unless otherwise defined, being used herein as therein defined), among ProSource, BroMar Services, Inc., a Delaware corporation ("BroMar"), ProSource Distribution Services Limited, a Canadian corporation ("ProSource Canada" and together with ProSource and BroMar, the "Borrowers"), NationsBank of Georgia, N.A. ("NationsBank"), The First National Bank of Boston and Shawmut Capital Corporation as the Co-Agents, the financial institutions parties thereto from time to time (the "Lenders"), and the Administrative Agent.

            WHEREAS, ProSource is or will be obligated to pay Onex management fees in the amount of $792,796 per year, which amount may be increased for each year after 1995 based on the Consumer Price Index - All Urban Consumers - National Average (published by the United States Department of Labor Statistics); and

            WHEREAS, pursuant to the terms and subject to the conditions of the Loan Agreement the Lenders will make loans and other extensions of credit to the Borrowers; and

            WHEREAS, the Lenders are unwilling to enter into the Loan Agreement and to make loans, extensions of credit and other financial accommodations to the Borrowers thereunder unless ProSource and Onex shall have joined in this Agreement;

            NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) and other valuable consideration and the mutual covenants herein contained and to induce the Lenders to provide financial accommodations to the Borrowers, ProSource and Onex warrant to and covenant with the Administrative Agent and the Lenders as follows:

            SECTION 1. Definitions. In addition to such other terms as are elsewhere defined herein, as used in this Agreement the following terms shall have the following meanings:

                        "Senior Creditor" means each of the Administrative
            Agent and the Lenders and each other holder, from time to
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            time, of any portion of the Senior Debt, including, without limitation, each creditor that extends credit to the Borrowers (or any of them) for the purpose of refinancing or repaying the Secured Obligations, in whole or in part.

                        "Senior Debt" means the Secured Obligations under the
            Loan Agreement, whether now owed or hereafter arising, and any other Indebtedness incurred in connection with the refinancing or repayment of the Secured Obligations, in whole or in part, provided that in the event of a refinancing of the Secured Obligations in part, then the obligations incurred in connection with such refinancing shall be Senior Debt only if the Administrative Agent shall consent thereto by written notice to the holders of such obligations, ProSource and Onex.

                        "Subordinated Obligations" means ProSource's cumulative
            obligation to pay the Management Fees to the extent that such obligation exceeds $375,000 in any Fiscal Year and all other loans, advances, liabilities, debit balances, obligations, covenants and duties at any time or times owed by ProSource to Onex, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising.

            SECTION 2. Agreement to Subordinate. Each of Onex and ProSource agrees that the Subordinated Obligations are and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt. For the purposes of this Agreement, the Senior Debt shall not be deemed to have been paid in full until the Loan Agreement shall have been terminated and the Senior Creditors shall have received irrevocable payment of the Senior Debt in immediately available funds or in another manner satisfactory to the Senior Creditors.

            SECTION 3. No Payment on or Collateral for the Subordinated Obligations. Onex agrees not to ask, demand, sue for, take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner payment of or collateral for the payment of all or any of the Subordinated Obligations unless and until the Senior Debt shall have been paid in full and, without the prior written consent of the Senior Creditor, will not exercise any remedies available to it, whether by agreement, at law or equity or otherwise, in respect of the nonpayment of the Subordinated Obligations. Notwithstanding the foregoing,

                        (a) Onex may receive and ProSource may make payments on
            the Subordinated Obligations to the extent that such payments are permitted pursuant to Section 12.6(a) of the Loan Agreement (or any comparable provision set forth in any


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            agreement evidencing the refinancing of the Secured Obligations in whole); and

                        (b) Onex may, at such time as the Senior Debt shall have
            been accelerated, take such action, except as set forth in SECTION 5 hereof, as may be available by agreement, at law or equity or otherwise to enforce the Subordinated Obligations, subject, however, at all times, to the limitations set forth in this Agreement.

            SECTION 4. In Furtherance of Subordination. Onex agrees as follows:

                        (a) Upon any distribution of all or any of the assets of
            ProSource to its creditors upon the dissolution, winding up, liquidation, arrangement or reorganization of ProSource, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of ProSource or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid or delivered directly to the Administrative Agent (or any successor agent) for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

                        (b) If any proceeding referred to in SUBSECTION (A) above is commenced by or against ProSource,

                             (i) the Administrative Agent is hereby irrevocably
                        authorized and empowered (in its own name or in the name of Onex or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in SUBSECTION (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Obligations or enforcing any security interest or other lien securing payment of the Subordinated Obligations) as it may deem necessary or advisable for the exercise or enforcement of any of its rights or interests hereunder; and

                            (ii) Onex shall duly and promptly take such action
                        as the Administrative Agent may request (A) to collect the Subordinated Obligations for the account of the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Subordinated


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                        Obligations, (B) to execute and deliver to the
                        Administrative Agent such powers of attorney, assignments or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Obligations, and
                        (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations.

                        (c) All payments or distributions upon or with respect
            to the Subordinated Obligations which are received by Onex contrary to the provisions of this Agreement shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds and property held by Onex and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Loan Agreement.

                        (d) The Administrative Agent is hereby authorized to
            demand specific performance of this Agreement, whether or not ProSource shall have complied with any of the provisions hereof applicable to it, at any time when Onex shall have failed to comply with any of the provisions of this Agreement applicable to it. Onex hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

            SECTION 5. No Commencement of Any Proceeding. Onex agrees that, so long as any of the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Senior Creditors in commencing, any proceeding referred to in SECTION 4(a).

            SECTION 6. Rights of Subrogation. Onex agrees that no payment or distribution to the Administrative Agent or any Senior Creditor pursuant to the provisions of this Agreement shall entitle Onex to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been paid in full.

            SECTION 7. Subordination Legend; Further Assurances. Onex and ProSource will cause each instrument evidencing the Subordinated Obligations to be endorsed with the following legend:

                        "The indebtedness evidenced by this instrument is
            subordinated to the prior payment in full of the Senior Debt


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            (as defined in the Subordination Agreement hereinafter referred to)
            pursuant to, and to the extent provided in, the Subordination Agreement dated as of March 31, 1995 by the maker hereof and payee named herein in favor of NationsBank of Georgia, N.A., as Administrative Agent."

Each of Onex and ProSource will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement. Each of Onex and ProSource will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

            SECTION 8. No Change in or Disposition of Subordinated Obligations. Onex and ProSource each agrees that it will not:

                        (a) Cancel or otherwise discharge any of the
            Subordinated Obligations that have accrued (except upon payment in full thereof paid to the Administrative Agent as contemplated by
            SECTION 4(c)) or subordinate any of the Subordinated Obligations to any indebtedness of ProSource other than the Senior Debt;

                        (b) Sell, assign, pledge, encumber or otherwise dispose
            of any of the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement; or

                        (c) Permit the terms of any of the Subordinated
            Obligations to be changed in such a manner as to have an adverse effect upon the rights or interests of the Administrative Agent or the Senior Creditors hereunder.

            SECTION 9. No Security. Each of Onex and ProSource agrees that it will not take or make any payment of (other than as expressly permitted hereby), or accept or grant a security interest in any of the assets of ProSource as security for, any of the Subordinated Obligations or take any other action in contravention of the provisions of this Agreement, nor will ProSource cause or permit any of its Subsidiaries to do any of the foregoing.

            SECTION 10. Obligations Hereunder Not Affected. All rights and interests of the Administrative Agent and the Senior Creditors hereunder, and all agreements and obligations of Onex and ProSource under this Agreement, shall remain in full force and effect irrespective of:

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                 (i) any lack of validity or enforceability of the Loan
            Agreement, the Notes or any other agreement or instrument relating thereto;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from the Notes or the Loan Agreement;

               (iii) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt; or

                (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, ProSource (or any other Borrower) in respect of the Senior Debt or Onex in respect of this Agreement other than as expressly provided herein.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Administrative Agent or any Senior Creditor upon the insolvency, bankruptcy or reorganization of ProSource or otherwise, all as though such payment had not been made.

            SECTION 11. Waiver. Onex and ProSource each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Agreement and any requirement that the Administrative Agent or any Senior Creditor protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against ProSource or any other person or entity or any collateral.

            SECTION 12. Representations and Warranties. ProSource hereby represents and warrants that true and complete copies of all agreements relating to the Subordinated Obligations have been furnished to the Administrative Agent.

            SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Onex or ProSource therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 14. Expenses. Onex and ProSource jointly and severally agree to pay, upon demand, to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the


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Administrative Agent or any Senior Creditor may incur in connection with the exercise or enforcement of any of its rights or interests hereunder.

            SECTION 15. Addresses for Notices. All notices and the communications hereunder and thereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after the Business Day of delivery to the courier, and in the case of telex and facsimile transmission, upon transmittal, provided that in the case of notices to the Administrative Agent, notice shall be deemed to have been given only when such notice is actually received by the Administrative Agent. A telephonic notice to the Administrative Agent, as understood by the Administrative Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

            Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing

            If to ProSource:             ProSource Services Corporation
                                         550 Biltmore Way - 10th Floor
                                         Coral Gables, Florida 33134
                                         Attn: David R. Parker
                                         Facsimile No.: (305) 529-2573

            with a copy to:              Kaye, Scholer, Fierman, Hays &
                                         Handler
                                         425 Park Avenue
                                         New York, New York  10022
                                         Attention: Joel I. Greenberg,
                                                    Esq.
                                         Facsimile No.: (212) 836-7152

            If to Onex:                  Onex Corporation
                                         161 Bay Street
                                         49th Floor, Commerce Court West
                                         Toronto, Ontario, Canada M5J 2S1
                                         Attn:  Anthony R. Melman
                                         Facsimile No.: (416) 362-5765


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            with a copy to:              Kaye, Scholer, Fierman, Hays &
                                         Handler
                                         425 Park Avenue
                                         New York, New York  10022
                                         Attention: Joel I. Greenberg,
                                                    Esq.
                                         Facsimile No.: (212) 836-7152

            If to the
            Administrative Agent:        NationsBank of Georgia, N.A.
                                         Business Credit Division
                                         600 Peachtree Street
                                         13 Plaza
                                         Atlanta, Georgia  30308
                                         Attn: John W. Getz
                                         Facsimile No.: 404-607-6439

            If to a Senior Creditor:     At the address of such Senior
                                         Creditor set forth on the signature
                                         pages of the Loan Agreement or in
                                         the Register.

            SECTION 16. No Waiver; Remedies. No failure on the part of the Administrative Agent or any Senior Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            SECTION 17. Continuing Agreement; Transfer of Notes. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Senior Debt shall have been paid in full and the commitments of the Senior Creditors under the Loan Agreement shall have terminated, (b) be binding upon Onex, ProSource and their respective successors and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and the Senior Creditors and their respective successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (c), any Senior Creditor may assign or otherwise transfer the Notes held by it to any other person or entity in accordance with the Loan Agreement, which person or entity shall thereupon become vested with all the rights in respect thereof granted to such Senior Creditor herein or otherwise.

            SECTION 18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.


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                        IN WITNESS WHEREOF, Onex and ProSource each has caused
this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                 PROSOURCE SERVICES CORPORATION

[CORPORATE SEAL]

                                                 By: /s/ D.R. Parker
                                                     ---------------------------
                                                     Name: D.R. Parker
                                                     Title: Chairman

Attest:


By: /s/ Paul A. Garcia de Quevedo
    -----------------------------
    Name: _______________________
    Title: ______________________


                                                 ONEX CORPORATION

[CORPORATE SEAL]

                                                 By: /s/ Anthony Melman
                                                     ---------------------------
                                                     Name: Anthony Melman
                                                     Title: Vice President

Attest:


By: /s/ Mark L. Hilson
    ---------------------------
    Name: Mark L. Hilson
    Title: Vice President





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